                                                                   EXHIBIT 10.5

                                PROMISSORY NOTE

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PRINCIPAL     LOAN DATE     MATURITY   LOAN NO   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
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
$200,000.00   02-06-1996   12-31-1996   9001     505      10403      6823009   10403
-------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------

BORROWER:  NATIONAL APPLIED COMPUTER TECHNOLOGIES        LENDER:  ZIONS FIRST NATIONAL BANK
           744 SOUTH 400 EAST                                     WASATCH UNIVERSITY MALL
           OREM, UT 84058                                         111 NORTH 200 WEST
                                                                  PROVO, UT 84601
=================================================================================================

PRINCIPAL AMOUNT:               INITIAL RATE:           DATE OF NOTE:
$200,000.00                     9.500%                  FEBRUARY 6, 1996

PROMISE TO PAY. NATIONAL APPLIED COMPUTER TECHNOLOGIES ("Borrower") promises to pay to ZIONS FIRST NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Thousand & 00/100 Dollars ($200,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on December 31, 1996. In addition, Borrower will pay regular quarterly payments of accrued unpaid interest beginning May 6, 1996, and all subsequent interest payments are due on the same day of each quarter after that. Interest on this
Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the ZIONS FIRST NATIONAL BANK BASE RATE (the "Index"). BASE RATE MEANS AN INDEX WHICH IS DETERMINED DAILY BY THE PUBLISHED COMMERCIAL LOAN VARIABLE RATE INDEX HELD BY ANY TWO OF THE FOLLOWING BANKS: CHEMICAL BANK, WELLS FARGO BANK N.A., AND BANK OF AMERICA, N.T. & S.A. IN THE EVENT NO TWO OF THE ABOVE BANKS HAVE THE SAME PUBLISHED RATE, THE BANK HAVING THE MEDIAN RATE WILL ESTABLISH LENDERS' BASE RATE. IF, FOR ANY REASON BEYOND THE CONTROL OF LENDER, ANY OF THE AFOREMENTIONED BANKS BECOMES UNACCEPTABLE AS A REFERENCE FOR THE PURPOSE OF DETERMINING THE BASE RATE USED HEREIN, LENDER MAY, FIVE DAYS AFTER POSTING NOTICE, IN LENDERS' OFFICES, SUBSTITUTE ANOTHER COMPARABLE BANK FOR THE ONE DETERMINED UNACCEPTABLE. AS USED IN THIS PARAGRAPH, "COMPARABLE BANK" SHALL MEAN ONE OF THE TEN LARGEST COMMERCIAL BANKS HEADQUARTERED IN THE UNITED STATES OF AMERICA. THIS DEFINITION OF BASE RATE IS TO BE STRICTLY INTERPRETED AND IS NOT INTENDED TO SERVE ANY PURPOSE OTHER THAN PROVIDING AN INDEX TO DETERMINE THE VARIABLE INTEREST RATE USED HEREIN. IT IS NOT THE LOWEST RATE AT WHICH LENDER MAY MAKE LOANS TO ANY OF ITS CUSTOMERS, EITHER NOW OR IN THE FUTURE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the index, resulting in an initial rate of 9.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if borrower, after receiving written notice from Lender demanding cure of such default; (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 4.250 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF UTAH. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF UTAH COUNTY, THE STATE OF UTAH. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

02-06-1996                      PROMISSORY NOTE                          PAGE 2
                                  (CONTINUED)

================================================================================

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: THOMAS E. SAWYER, PRESIDENT; AND KYLE BOWEN LOVE, VICE-PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

ARBITRATION DISCLOSURES:

   1. AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

   2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

   3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

   4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

   5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

   6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

   7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

   (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

   (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

   (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

   (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

   (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

   (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

TIME OUT OF DEBT. FOR A PERIOD OF AT LEAST 30 DAYS EACH CALENDAR YEAR, 30 DAYS OF WHICH MUST BE CONSECUTIVE, BORROWER SHALL NOT HAVE AN OUTSTANDING BALANCE UNDER THE PROMISSORY NOTE DATED MARCH 31, 1995 IN THE AMOUNT OF $200,000.00.

RENEWAL. THIS PROMISSORY NOTE IS A RENEWAL OF A PROMISSORY NOTE DATED MARCH 31, 1995.

COLLATERAL. THIS PROMISSORY NOTE IS SECURED BY A COMMERCIAL SECURITY AGREEMENT DATED MARCH 31, 1995.

02-06-1996                      PROMISSORY NOTE                         PAGE 3
                                  (CONTINUED)

===============================================================================

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

NATIONAL APPLIED COMPUTER TECHNOLOGIES



By: /s/ Eric F. Gurr                           By: /s/ Lindsay Wallace
   -------------------------------------          ------------------------------
   ERIC F. GURR, C.F.O.                           LINDSAY WALLACE, PRESIDENT
================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

<Caption
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      Principal    / Loan Date  /  Maturity   /   Loan No  /  Call  /  Collateral /  Account  /  Officer  /    Initials /
     $200,000.00    02-06-1996   12-31-1996       9001         505      10403       6823009      10403
--------------------------------------------------------------------------------------------------------------------------

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------------------
Borrower:     NATIONAL APPLIED COMPUTER TECHNOLOGIES                      Lender:  ZIONS FIRST NATIONAL BANK
              744 SOUTH 400 EAST                                                   WASATCH UNIVERSITY MALL
              OREM, UT 84058                                                       111 NORTH 200 WEST
                                                                                   PROVO, UT 84601

===========================================================================================================================

LOAN TYPE.  This is a Variable Rate (1.250% over ZIONS FIRST NATIONAL BANK BASE RATE, making an initial rate of 9.500%),
Revolving Line of Credit Loan to a Corporation for $200,000.00 due on December 31, 1996.  This is a secured renewal loan.


PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

        [ ]  Personal, Family, or Household Purposes or Personal Investment.

        [X]  Business (Including Real Estate Investment).



SPECIFIC PURPOSE.  The specific purpose of this loan is: TO PROVIDE FUNDS FOR BUSINESS PURPOSES.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $200,000.00 as follows:

                        Undisbursed Funds:                                      $200,000.00

                        Amount paid to others on Borrower's behalf                    $0.00
                                                                                -----------

                        Note Principal:                                         $200,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

                        Prepaid Finance Charges Paid in Cash:                     $1,000.00
                             $1,000.00 Loan Fees
                                                                                  ---------

                        Total Charges Paid in Cash:                               $1,000.00

FINAL AGREEMENT.  Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

ALLOCATION OF PROCEEDS.  THE PROCEEDS OF THIS LOAN WILL BE USED TO RENEW AN OUTSTANDING REVOLVING LINE OF CREDIT.
THE CURRENT OUTSTANDING BALANCE AND THE AMOUNT AVAILABLE ARE DESCRIBED IN THE ABOVE SECTION ENTITLED AMOUNT PAID TO OTHERS
ON BORROWER'S BEHALF.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION
PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS
DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED FEBRUARY 6, 1996.

BORROWER:
NATIONAL APPLIED COMPUTER TECHNOLOGIES

By: /s/ Eric F. Gurr                                          By: /s/ Lindsay Wallace
   -----------------------------------------------               ----------------------------------------------------
   ERIC F. GURR, C.F.O.                                          LINDSAY WALLACE, PRESIDENT
=============================================================================================================================
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